DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this report on Dreyfus Strategic Governments Income, Inc. for its six-month reporting period ended May 31, 1997. Your Fund produced a total return including bond price changes and interest income of 2.01%,* and the annualized distribution rate per share is 9.81% for this period.**
Economic Review
      Plentiful jobs and low inflation spurred consumer confidence to its highest level in 27 years by the end of the reporting period, May 31, 1997. Economic growth surged 5.6% in the first quarter of this year, sharply higher than the 3.8% rate in the last quarter of 1996. With unemployment at its lowest level in 23 years, there was fear that without some preemptive tightening in monetary policy, inflationary pressures would resume. As a precaution, in March 1997, the Federal Open Market Committee, the policy-making arm of the Federal Reserve Board (the "Fed"), raised the Federal Funds rate one quarter of a percentage point to 5.50%. It was the first hike in short-term rates in over two years. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) Fed Chairman Greenspan likened the increase to "the small immediate discomfort of a vaccination against the possibility of getting a serious disease." Subsequent to the March rate increase, signs of inventory accumulation and some moderation in retail sales may have helped stay the Fed from implementing additional increases in short-term interest rates.
      The great difference between the present economic expansion and most previous ones is the absence of inflation in the later stage. The economy is now in its seventh year of expansion, an expansion devoid of any appreciable resurgence in inflation. The Producer Price Index, a measure of prices paid by manufacturers and an indicator of so-called pipeline inflation, declined over the first four months of this year and has risen less than 1% over the previous 12 months. The rise in inflation on the consumer level has been similarly subdued. The Consumer Price Index increased a modest 2.5% over the 12-month period ending in April.
      On another front, the tight labor market has spawned fears that rising wages would provide an inflationary stimulus to the economy. So far this has not occurred. The Employment Cost Index, a gauge of wage and benefit increases, has remained below 3%. The bipartisan budget agreement recently reached between the Clinton Administration and the Republican Congressional leadership has also eased inflationary fears.
      The economic confidence of consumers is readily understandable. The exceptionally low unemployment rate has combined with a strong economy that has expanded with unusual vigor. But, despite huge business investment in technology to improve productivity, we believe it would be folly to assume that the economy's capacity for noninflationary growth is unlimited.
Consumers enjoying both job stability and rising personal incomes could increase their spending to levels that would strain production and bring on inflation or the Fed could again tighten credit, perhaps in another precautionary move.
Market Environment
      The technical factors in the U.S. bond market have recently been quite positive and have pushed interest rates lower. There is a reduced deficit, which in turn has meant less issuance of debt by the Treasury this year. A balanced budget appears achievable in the foreseeable future and should continue to reduce issuance. U.S. interest rates are currently higher than almost all other developed countries, making our rates attractive globally.
The dollar continues to remain strong. Last, commodity prices have been drifting lower.
      At the consumer level, we believe the interest rate outlook currently looks positive too. Bank lending criteria, especially in the credit card arena, are becoming more stringent. The primary reason for that is the continued rise of consumer delinquencies. Retail sales, as well as car sales, have become more sluggish. In fact, some of last year's better-selling vehicles now have strong sales promotion incentives in order to attract customers. Some of these incentives offer interest-free loans for two years. This suggests that auto dealers, as well as retailers, are having trouble clearing 1997 inventory.
Portfolio Overview
      In light of the above examples, we currently have positioned the Fund to take advantage of a falling interest rate environment. This includes extending the maturity of the Fund as of July 14, 1997 to a 9.3-year average life, which makes the effective duration 6.06 years.***
      As of July 14, 1997, we decreased our non-dollar holdings by approximately 7%. The reason for this small allocation back to the dollar is the technical positives we mentioned above. We also continue to hedge currencies back to dollars in view of the performance of the dollar. As for our non-dollar allocation, we have an underweighting in Japan and a modest overweighting in both Italy and Spain, which we compare to the J.P. Morgan Global Government Bond Index.
      Our emerging markets exposure has gone through several significant changes. We moved out of emerging market securities entirely before the Fed raised rates in February. This turned out to be a timely decision, as the emerging markets went through some turmoil after the interest rate hike. We entered the market again in March but in a much smaller fashion. Country allocations in decreasing order of size were Mexico (1.3%), Colombia (.06%), and Venezuela (.03%). You can see from the percentages we are very light in such holdings. We would consider changing this allocation if and when an opportunity presents itself.
      We will be monitoring a variety of factors and indicators in order to determine whether to readjust our current outlook. These would include consumer and foreign economies; if either were to start to appear much stronger, we would consider such a readjustment.
      We appreciate your investment in Dreyfus Strategic Governments Income, Inc., and we want to assure you that we are working in the Fund's best interest.
                                      Very truly yours,
                              [Gerald E. Thunelius signature logo]

                                      Gerald E. Thunelius
                                      Portfolio Manager, Taxable Fixed Income
                                      The Dreyfus Corporation
July 14, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period.
***Portfolio composition, maturity and duration are subject to change at any time.
      The J.P. Morgan Global Government Bond Index is an index portfolio that measures returns on bonds from 13 world markets, hedged into U.S. dollars. This index includes a U.S. Bonds component. The index does not reflect account charges, fees or other expenses.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS                                                                 MAY 31, 1997 (UNAUDITED)
                                                                                          Principal
Bonds and Notes-101.4%                                                                      Amount                     Value
                                                                                            -------                    -------
  Banking and Finance-4.7%           American International Group,
                                       Bonds, 11.70%, 2001...............            $    1,777,778 (a)         $    2,091,112
                                     Credit Local de France,
                                       Bonds, 9 5/8%, 2000...............                   726,269 (b)                809,337
                                     General Electric Capital,
                                       Deb., 7%, 2000....................                   353,957 (c)                397,848
                                     KfW International Finance,
                                       Gtd. Bonds, 6%, 1999..............                 1,291,990 (d)              1,438,146
                                     Societe Nationale des Chemins de fer Francais,
                                       Sr. Bonds, 5 1/4%, 2005...........                 2,123,743 (c)              2,357,356
                                                                                                                       -------
                                                                                                                     7,093,799
                                                                                                                       -------
          Foreign/
  Governmental-38.0%                 Australia Commonwealth Government,
                                       Bonds, 8 3/4%, 2001...............                 3,803,500 (e)              4,082,563
                                     Belgium Kingdom Bonds:
                                       7 3/4%, 2000......................                 2,272,082 (f)              2,512,923
                                       9%, 2003..........................                 1,704,061 (f)              2,024,255
                                     Bundesrepublik Deutschland,
                                       Bonds, 9%, 2000...................                 3,518,030 (g)              4,024,626
                                     Canada Government Bonds:
                                       9 3/4%, 2000......................                 1,452,538 (b)              1,652,989
                                       8 3/4%, 2005......................                 1,452,538 (b)              1,677,957
                                     France O.A.T., Deb.:
                                       10%, 2000.........................                 1,301,857 (h)              1,508,331
                                       8 1/2%, 2003......................                 2,256,553 (h)              2,639,038
                                       8 1/2%, 2023......................                 1,649,019 (h)              2,026,809
                                     German Unity Bonds,
                                       8 3/4%, 2001......................                 2,931,692 (g)              3,381,999
                                     Kingdom of Denmark, Bonds,
                                       7%, 2007..........................                 1,538,225 (i)              1,582,679
                                     Republic of Austria, Deb.:
                                       6 1/4%, 2003......................                 3,617,571 (d)              4,449,613
                                       7 1/4%, 2007......................                 5,863,383 (g)              6,394,019
                                     Republic of Ireland, Deb.,
                                       7 3/8%, 2002......................                 1,415,829 (c)              1,716,692
                                     Spain Government, Deb.:
                                       12 1/4%, 2000.....................                 2,768,166 (j)              3,255,916
                                       10.30%, 2002......................                 2,768,166 (j)              3,292,733
                                       10%, 2005.........................                 2,768,166 (j)              3,349,342
                                     Sweden Government, Deb.,
                                       6%, 2005..........................                 2,840,542 (k)              2,697,094
                                     United Kingdom Gilt Edged Securities:
                                       10 1/2%, 1999.....................                   820,000 (l)              872,788
                                       9 1/2%, 2005......................                 1,148,000 (l)              1,303,698
                                       9%, 2011..........................                 1,312,000 (l)              1,505,931
                                     United Mexican States, Global Bonds,
                                       11 1/2%, 2026.....................                 2,000,000                  2,225,000
                                                                                                                       -------
                                                                                                                    58,176,995
                                                                                                                       -------


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               MAY 31, 1997 (UNAUDITED)
                                                                                          Principal
Bonds and Notes (continued)                                                                 Amount                     Value
                                                                                            -------                    -------
     Foreign/
  Supranational-4.6%                 European Investment Bank, Notes:
                                       12 3/4%, 2000.....................            $    2,370,370 (a)         $    2,714,075
                                       12.20%, 2003......................                 3,555,556 (a)              4,368,889
                                                                                                                       -------
                                                                                                                     7,082,964
                                                                                                                       -------
  Health Care-1.0%                   Merck & Co.,
                                       Medium-Term Notes, Ser. B, 5.76%, 1999             1,500,000 (m)              1,530,000
                                                                                                                       -------
     U.S. Government
  Agencies-47.4%                     Federal Farm Credit, Real Yield Securities,
                                       3%, 2/14/2002.....................                 1,000,000 (n)                974,710
                                     Federal Home Loan Banks, CPI Indexed Bonds,
                                       3.15%, 2/15/2002..................                10,000,000 (n)              9,775,000
                                     Federal Home Loan Mortgage Corp.:
                                       9%, 2/1/2025-5/1/2025.............                10,452,924 (o)             11,058,093
                                       Gtd. REMIC Pass-Through Ctfs.,
                                        Ser. 51, Cl. E, 10%, 7/15/2020....                 9,351,756                10,123,276
                                     REMIC Trust, Pass-Through Ctfs.
                                       (Collateralized by FHLMC Pass-Through Ctfs.)
                                           Ser. 1611, Cl. L, 7%, 11/15/2023
                                           (Interest Only Obligation)....................       (p)                  2,150,000
                                     Federal National Mortgage Association:
                                       8%, 12/1/2025.....................                 1,835,955                  1,869,792
                                       CPI Indexed Notes, 3.14%, 3/13/2002                3,900,000  (n)             3,822,117
                                       Gtd. REMIC Pass-Through Ctfs.,
                                         Ser. 1988-16, Cl. B., 9 1/2%, 6/25/2018          4,821,542                  5,128,819
                                     Government National Mortgage Association I:
                                       7 1/2%, 10/15/2023................                 3,172,695                  3,178,628
                                       10%, 5/15/1998....................                    20,879                     21,354
                                     Tennessee Valley Authority Power Bonds,
                                       Inflation-indexed Power Securities,
                                       Ser. A, 3 3/8%, 2007..............                10,000,000 (n)              9,722,500
                                     U.S. Government Gtd. Development,
                                       Participation Ctfs.
                                       (Gtd. by U.S. Small Business Administration):
                                           Ser. 1994-20K, Cl. 1, 8.65%, 11/1/2014         5,415,101                  5,825,025
                                           Ser. 1994-20L, Cl. 1, 8.40%, 12/1/2014         8,422,113                  8,940,073
                                                                                                                       -------
                                                                                                                    72,589,387
                                                                                                                       -------
  U.S. Government-5.7%               U.S. Treasury Bonds,
                                       13 3/4%, 8/15/2004................                 6,250,000 (q)              8,765,625
                                                                                                                       -------
                                     TOTAL BONDS AND NOTES
                                       (cost $160,394,871)...............                                         $155,238,770
                                                                                                                       =======

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  MAY 31, 1997 (UNAUDITED)
Options-.3%                                                                                Contracts                    Value
                                                                                            -------                    -------
      Call Options;                  U.S. Treasury Notes, 6 1/4%, 2/15/2007,
                                       February '98 @ $99.375............                       100               $    106,250
                                     U.S. Treasury Notes, 6 1/4%, 2/15/2007,
                                       March '98 @ $97.719...............                       100                    161,719
                                     U.S. Treasury Notes, 6 1/4%, 2/15/2007,
                                       March '98 @ $97.813...............                       100                    157,812
                                                                                                                       -------
                                     TOTAL OPTIONS
                                       (cost $635,938)...................                                         $    425,781
                                                                                                                       =======
                                                                                           Principal
Short-Term Investments-4.2%                                                                  Amount                     Value
                                                                                            -------                    -------
      U.S. Government
  Agencies-3.4%                      Student Loan Marketing Association,
                                       5.55%, 6/2/1997...................            $    5,240,000               $  5,239,192
                                                                                                                       -------
  U.S. Treasury Bills-.8%            5.15%, 7/24/1997...................                    391,000                    388,240
                                     5.13%, 8/7/1997.....................                   310,000                    307,291
                                     5.12%, 8/21/1997....................                   380,000                    375,907
                                     5.03%, 8/28/1997....................                   172,000                    169,951
                                                                                                                       -------
                                                                                                                     1,241,389
                                                                                                                       -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $6,479,775).................                                         $  6,480,581
                                                                                                                       =======
TOTAL INVESTMENTS (cost $167,510,584)....................................                    105.9%               $162,145,132
                                                                                               ====                   ========
LIABILITIES, LESS CASH AND RECEIVABLES...................................                     (5.9%)              $ (9,013,200)
                                                                                               ====                   ========
NET ASSETS...............................................................                    100.0%               $153,131,932
                                                                                               ====                   ========
Notes to Statements of Investments:
    (a)  Denominated in Italian Lire.
    (b)  Denominated in Canadian Dollars.
    (c)  Denominated in Swiss Francs.
    (d)  Denominated in Japanese Yen.
    (e)  Denominated in Australian Dollars.
    (f)  Denominated in Belgian Francs.
    (g)  Denominated in German Deutsche Marks.
    (h)  Denominated in French Francs.
    (i)  Denominated in Danish Krone.
    (j)  Denominated in Spanish Pesetas.
    (k)  Denominated in Swedish Krona.
    (l)  Denominated in British Pounds.
    (m)  Reflects date security can be redeemed at holders' option; the stated maturity date is 5/3/2037.
    (n)  Variable rate security-base interest rate shown-adjustment to interest rate linked to the Consumer Price Index.
    (o)  Purchased on a forward commitment basis.
    (p)  Notional face $5,000,000.
    (q)  Partially held by the custodian in a segregated account as collateral for open Financial Futures positions.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF OPTIONS WRITTEN                                                                       MAY 31, 1997 (UNAUDITED)
Call Options
--------------
Issue                                                                                         Contracts        Value
------                                                                                        ----------     ----------
U.S. Treasury Notes, 6 1/4%, 2/15/2007, February '98 @ $102.797................                  100         $  40,625
U.S. Treasury Notes, 6 1/4%, 2/15/2007, March '98 @ $101.50....................                  100            61,719
U.S. Treasury Notes, 6 1/4%, 2/15/2007, March '98 @ $101.719...................                  100            58,594
                                                                                                                 -----
  (Premiums received $303,125).................................................                               $160,938
                                                                                                                 =====
Put Options
--------------
Issue                                                                                         Contracts
------                                                                                       ----------
U.S. Treasury Notes, 6 1/4%, 2/15/2007, February '98 @ $93.828.................                  100                $130,469
U.S. Treasury Notes, 6 1/4%, 2/15/2007, March '98 @ $92.875....................                  100                 136,718
U.S. Treasury Notes, 6 1/4%, 2/15/2007, March '98 @ $93........................                  100                 109,375
                                                                                                                       -----
  (Premiums received $325,000).................................................                                     $376,562
                                                                                                                       =====

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF FINANCIAL FUTURES                                                                         MAY 31, 1997 (UNAUDITED)

                                                                                                          Unrealized
                                                                       Market Value                      Appreciation
                                                                         Covered                        (Depreciation)
Financial Futures Long                                    Contracts    by Contracts        Expiration     at 5/31/97
----------------------                                    ----------  --------------      -----------    --------------
Swiss Government 10yr Bond...................                  3       $   258,516          June '97       $12,424
United Kingdom 15yr Gilt.....................                  7           644,890          June '97          (359)
U.S. Treasury 30yr Bonds.....................                  25        2,740,625        September '97     23,438
                                                                                                            ----
                                                                                                           $35,503
                                                                                                            ====


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                             MAY 31, 1997 (UNAUDITED)
                                                                                                       Cost             Value
                                                                                                     -------           -------
ASSETS:                          Investments in securities-See Statement of Investments         $167,510,584      $162,145,132
                                 Interest receivable........................                                         3,540,386
                                 Receivable for futures variation margin-Note 3(a)                                      21,523
                                 Prepaid expenses and other assets..........                                             9,514
                                                                                                                       -------

                                                                                                                   165,716,555
                                                                                                                       -------
LIABILITIES:                     Due to The Dreyfus Corporation.............                                            91,052
                                 Cash overdraft due to Custodian............                                           242,864
                                 Payable for investment securities purchased                                        11,040,248
                                 Net unrealized (depreciation) on forward
                                 currency exchange contracts-Note 3(a)......                                           574,556
                                 Outstanding call options written, at value
                                 (premiums received $628,125)-see statement..                                          537,500
                                 Accrued expenses...........................                                            98,403
                                                                                                                       -------

                                                                                                                    12,584,623
                                                                                                                       -------
NET ASSETS..................................................................                                      $153,131,932
                                                                                                                       =======
REPRESENTED BY:                  Paid-in capital............................                                      $161,164,920
                                 Accumulated distributions in excess of
                                   investment income-net.......................                                     (1,720,265)
                                 Accumulated net realized gain (loss) on investments and
                                   foreign currency transactions...............                                       (498,843)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions
                                   (including $35,503 net unrealized appreciation
                                   on financial futures)-Note 3(b)..................
                                                                                                                    (5,813,880)
                                                                                                                      -------
NET ASSETS..................................................................                                      $153,131,932
                                                                                                                       =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                        14,640,617
NET ASSET VALUE per share...................................................                                            $10.46
                                                                                                                       =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF OPERATIONS                                                              SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                     $   5,672,587
EXPENSES:                        Management fee-Note 2(a)...................                    $   537,060
                                 Custodian fees.............................                         31,267
                                 Directors' fees and expenses-Note 2(b).....                         31,200
                                 Professional fees..........................                         26,276
                                 Shareholders' reports......................                         26,274
                                 Shareholder servicing costs................                         26,018
                                 Registration fees..........................                         12,130
                                 Miscellaneous..............................                         10,154
                                                                                                     ------
                                       Total Expenses.......................                                           700,379
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                         4,972,208
                                                                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments and foreign currency
                                     transactions (including options transactions)              $   392,203
                                 Net realized gain (loss) on financial futures                     (555,149)
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                      8,022,125
                                                                                                     ------
                                       Net Realized Gain (Loss).............                                         7,859,179
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions [including ($289,792)
                                     net unrealized (depreciation) on financial futures]                           (10,675,022)

                                                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (2,815,843)
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $   2,156,365
                                                                                                                       =======


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                 Six Months Ended
                                                                                   May 31, 1997                Year Ended
                                                                                    (Unaudited)            November 30, 1996
                                                                                     ---------                   ----------
OPERATIONS:
  Investment income-net...........................................              $    4,972,208                $  10,583,833
  Net realized gain (loss) on investments.........................                   7,859,179                    1,311,342
  Net unrealized appreciation (depreciation) on investments.......                 (10,675,022)                     529,921
                                                                                       -------                      -------
    Net Increase (Decrease) in Net Assets Resulting from Operations                  2,156,365                   12,425,096
                                                                                       -------                      -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income-net......................................                  (6,551,679)                 (10,839,669)
  In excess of investment income-net..............................                     ---                         (140,794)
                                                                                       -------                      -------
    Total Distributions...........................................                  (6,551,679)                 (10,980,463)
                                                                                       -------                      -------
      Total Increase (Decrease) in Net Assets.....................                  (4,395,314)                   1,444,633
NET ASSETS:
  Beginning of Period.............................................                 157,527,246                  156,082,613
                                                                                       -------                      -------
  End of Period...................................................                $153,131,932                 $157,527,246
                                                                                       =======                      =======
(DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME-NET)................              $   (1,720,265)             $      (140,794)
                                                                                       -------                      -------




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.
                                       Six Months                               Six Months
                                         Ended                                    Ended
                                      May 31, 1997     Year Ended November 30,  November 30,        Year Ended May 31,
                                                     --------------------------                ----------------------------
PER SHARE DATA:                      (Unaudited)        1996        1995          1994(1)      1994        1993        1992
                                     ------------       ----        ----          ----         ----        ----        ----
    Net asset value,
      beginning of period...           $10.76         $10.66     $  9.85        $10.30       $11.03      $11.06      $10.92
                                         ----           ----        ----          ----         ----        ----        ----
    Investment Operations:
    Investment income-net...              .34            .72(2)      .71           .42          .89         .95        1.01
    Net realized and unrealized
      gain (loss) on investments         (.19)           .13(2)      .82          (.44)        (.70)        .02         .19
                                         ----           ----        ----          ----         ----        ----        ----
    Total from Investment
      Operations.........                 .15            .85(2)     1.53          (.02)         .19         .97        1.20
                                         ----           ----        ----          ----         ----        ----        ----
    Distributions:
    Dividends from investment
      income-net.........                (.45)          (.74)       (.71)         (.28)        (.92)       (.91)      (1.03)
    Dividends in excess of
      investment income-net                 -           (.01)       (.01)            -            -           -           -
    Dividends from net realized
      gain on investments                   -              -           -             -            -        (.09)       (.03)
    Dividends from
      paid-in capital....                   -              -           -          (.15)           -           -           -
                                         ----           ----        ----          ----         ----        ----        ----
    Total Distributions..                (.45)          (.75)       (.72)         (.43)        (.92)      (1.00)      (1.06)
                                         ----           ----        ----          ----         ----        ----        ----
    Net asset value,
      end of period......              $10.46         $10.76      $10.66       $  9.85       $10.30      $11.03      $11.06
                                         ====           ====        ====          ====         ====        ====        ====
    Market value, end of period      $  9 1/8      $   9 3/8   $   9 1/8     $   9 1/8       $10.00    $ 11 1/2    $ 11 1/2
                                         ====           ====        ====          ====         ====        ====        ====
TOTAL INVESTMENT RETURN (3)              4.29%(4)      11.37%       8.80%        (8.98%)(4)   (5.23%)      9.36%      13.83%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to
      average net assets.                 .91%(4)        .90%        .94%          .92%(4)      .89%        .88%        .88%
    Ratio of net investment income
      to average net assets              6.48%(4)       6.91%       7.56%         8.28%(4)     8.18%       8.57%       9.18%
    Portfolio Turnover Rate            186.95%(5)     328.37%      91.27%        65.21%(5)    22.76%      43.00%      56.29%
    Net Assets, end of period
      (000's Omitted)....            $153,132       $157,527    $156,083      $145,164     $154,140    $164,174    $163,197
    (1)  The Fund changed its fiscal year end from May 31 to November 30.
    (2)  Based on average shares outstanding.
    (3)  Calculated based on market value.
    (4)  Annualized.
    (5)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Governments Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Sinopia Asset Management serves as the Fund's sub-investment adviser.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures, but excluding domestic-debt securities) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    Most domestic-debt securities (excluding U.S. Government obligations and short-term investments) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Domestic-debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other domestic-debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and net short-term realized capital gain are normally declared and paid monthly. Dividends from net long-term
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If net asset value per share is less than 95% of market value, shares will be issued by the Fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.
    On May 30, 1997, the Board of Directors declared a cash dividend of $.0625 per share from investment income-net, payable on June 27, 1997 to shareholders of record as of the close of business on June 13, 1997.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $8,313,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $768,000 of the carryover expires in fiscal 2001, $6,651,000 expires in fiscal 2002, $18,000 expires in fiscal 2003 and $876,000 expires in fiscal 2004.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly.
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sinopia Asset Management, the sub-advisory fee is computed at the annual rate of .20 of 1% of the value of the Fund's average weekly net assets and is payable monthly by the Manager.
    The Fund compensates Mellon, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $16,105 for the period ended May 31, 1997.
    (B) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities (including paydowns), excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period ended May 31, 1997, amounted to $297,410,664 and $281,586,946, respectively.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    In addition, the following summarizes open forward currency exchange contracts at May 31, 1997:

                                                         Foreign                                           Unrealized
                                                         Currency                                         Appreciation
Forward Currency Exchange Contracts                       Amount           Proceeds          Value      (Depreciation)
--------------------------------------                  ---------          -------          -------     --------------
Sales:
------
    Australian Dollars, expiring 6/13/97.                 5,378,805     $  4,233,120     $  4,090,581      $ 142,539
    Belgian Francs, expiring 6/13/97.....               169,965,313        4,860,074        4,829,932         30,142
    British Pounds, expiring 6/13/97.....                 2,300,000        3,681,150        3,771,310        (90,160)
    Canadian Dollars, expiring 6/13/97...                 6,000,000        4,409,171        4,360,782         48,389
    Danish Krone, expiring 6/13/97.......                10,800,000        1,655,172        1,662,254         (7,082)
    French Francs, expiring 6/13/97......                39,000,000        6,761,442        6,773,891        (12,449)
    German Deutsche Marks, expiring 6/13/97              25,000,000       14,603,657       14,668,779        (65,122)
    Italian Lire, expiring 6/13/97.......            16,000,000,000        9,345,794        9,477,831       (132,037)
    Japanese Yen, expiring 6/13/97.......        .      720,000,000        5,967,675        6,210,109       (242,434)
    Spanish Pesetas, expiring 6/13/97....             1,450,000,000        9,962,212       10,035,297        (73,085)
    Swedish Krona, expiring 6/13/97......                21,700,000        2,824,969        2,802,748         22,221
    Swiss Francs, expiring 6/13/97.......                 6,500,000        4,412,164        4,607,642       (195,478)
                                                                                                              ------
      TOTAL...............................                                                                 $(574,556)
                                                                                                              ======

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    In addition, the following table summarizes the Fund's call/put options written for the period ended May 31, 1997:

                                                                                                 Options Terminated
                                                                                            ------------------------------

                                                                                                                Net
                                                            Number of         Premiums                        Realized
                                                            Contracts         Received          Cost            Gain
                                                           ----------        ----------       ---------       ---------
    OPTIONS WRITTEN:
    Contracts outstanding November 30, 1996.....                -             $      -
    Contracts written...........................              650              640,097
                                                               --                -----
    Contracts terminated;
      Closed....................................               50               11,972         $2,091          $9,881
                                                               --                -----           ====            ====
    Contracts outstanding May 31, 1997..........              600             $628,125
                                                               ==                =====

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.
    As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates. Contracts open at May 31, 1997 are set forth in the Statement of Options Written.
    As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates. Contracts open at May 31, 1997 are set forth in the Statement of Options Written.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 1997, and their related unrealized appreciation (depreciation) are set forth in the Statement of Financial Futures.
    (B) At May 31, 1997, accumulated net unrealized depreciation on investments, financial futures, options and forward currency exchange contracts was $5,813,880, consisting of $1,269,738 gross unrealized appreciation and $7,083,618 gross unrealized depreciation.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
CERTAIN MANAGEMENT POLICY INFORMATION
    TREASURY INFLATION PROTECTION SECURITIES-The Fund may purchase U.S. Treasury securities, including Treasury Inflation-Protection Securities ("TIPS"), which are newly created securities issued by the U.S. Treasury designed to protect investors against inflation. The interest rate that is paid semi-annually by TIPS is fixed, and is applied to the principal value which changes during the period based on changes in a published Consumer Price Index. Thus, if inflation goes up, the principal and interest payments on the TIPS also increase, protecting investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.
    In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation rises will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.
    FORWARD COMMITMENTS-The Fund may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuation, and takes such fluctuation into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments will be established and maintained at the Fund's custodian bank. At no time will the Fund have more than 33 1/3% of its assets committed to purchase securities on a forward commitment basis.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
200 Park Avenue
New York, NY 10166


Directors
Joseph S. DiMartino, Chairman
David W. Burke
Diane Dunst
Rosalind Gersten Jacobs
Jay I. Meltzer
Daniel Rose
Warren B. Rudman
Sander Vanocur
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Michael S. Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Mark A. Karpe
Vice President and Assistant Secretary
    Elizabeth A. Keeley
Vice President and Assistant Secretary
    Douglas C. Conroy
Portfolio Managers
    Kevin McClintock
    Gerald Thunelius
    Jean Charles Bertrand
    Michel-Andre Levy
    Thierry Mirabe
    Jacques Sikarov

Investment Adviser
The Dreyfus Corporation
Sub-Investment Adviser
Sinopia Asset Management
Custodian
The Bank of New York
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
Stock Exchange Listing
NYSE Symbol: DSI
Initial SEC Effective Date
June 23, 1988

The Net Asset Value appears in the
following publications: Barron's, Closed-End Funds section under the heading "World Income Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Funds World Income Funds" every Monday;
New York Times, Business Section
under the heading "Closed-End
Funds World Income Funds"
every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS STRATEGIC GOVERNMENTS
INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660








Printed in U.S.A.                            854SA975
Registration Mark
[Dreyfus logo]
Strategic
Governments
Income, Inc.
Semi-Annual
Report
May 31, 1997